                                                                    Exhibit 10.4

     December 6, 1995

Hearst/ABC Video Services II and
TVA Participacoes Ltda.
c/o The Hearst Corporation
959 Eighth Avenue, 2nd Floor
New York, New York  10019

      Re: Tevecap, S.A.

Dear Sirs:

            We understand that you are contemplating entering into a Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), with the undersigned and a Stockholders Agreement, also dated the date hereof (the "Stockholders Agreement"), with the undersigned. Terms used herein which are not defined herein shall have the meanings given to them in the Stockholders Agreement. We also understand that you desire that the ownership interest in Tevecap S.A. (the "Company") be reorganized as described below (the "Proposed Reorganization") to the extent reasonably feasible and consistent with the terms and conditions set forth herein.

            As an inducement to each of the parties hereto entering into the Stock Purchase Agreement and Stockholders Agreement, the undersigned hereby agree that subject to the terms and conditions herein set forth, on or prior to December 31, 1995, (a) each of the undersigned which is a Stockholder will contribute all of the Shares that it owns in the Company to a newly-formed Brazilian corporation (hereinafter called "Newco") in exchange for a corresponding number of shares of Newco such that the undersigned which are Stockholders will become the sole holders of shares of Newco and Newco will own approximately 80% of the outstanding Shares of Company (it is understood that a nominal number of shares in the Company will be held by directors, and that a nominal number of shares in Newco will be held by you provided that your economic interest in Newco and Tevecap will equal your economic interest in Tevecap immediately prior to the Proposed Reorganization), and (b) each of the undersigned will enter into (i) a new stockholders agreement (hereinafter called the "New Stockholders Agreement") with you which will supersede the Stockholders Agreement and which will provide the undersigned and you with functionally equivalent rights (including, without limitation, as to valuation of ownership interests, priority of ownership interests, and voting and governance rights) with respect to their and your respective interests in Newco and the Company as the undersigned and you have under the Stockholders Agreement with respect to ownership of shares of the Company and which shall also govern the operations of Newco and the Company and (ii) to the extent reasonably required to provide you and the undersigned with functionally equivalent rights as

Hearst/ABC Video Services II           2                        December 6, 1995
TVA Participacoes Ltda.


provided therein, amendments to the Stock Purchase Agreement, the "Old Stock Purchase Agreement" and "Option Agreement" defined therein (to the extent the undersigned are parties thereto) and any other agreements delivered in connection with the Closings under the Stock Purchase Agreement and the Old Stock Purchase Agreement (collectively, the "Transaction Documents"); provided, however, that Falcon International Communications Ltd., Harpia Holdings Limited and Curupira Holdings Limited shall have the option to retain some or all of their Shares as part of the Proposed Reorganization, and not contribute such Shares to Newco; and provided, further, that the undersigned shall not have any obligation to make such contribution nor shall the undersigned or you have any obligation to enter into the New Stockholders Agreement if;

            (i) any of the undersigned advise you in writing that making the contribution will have an adverse effect on it or the Company and if you do not thereafter mutually agree with such person to compensate it for such adverse effect (it being understood that you and the undersigned will, during the period prior to the contribution, consult with each other with respect to the possible effect of the Proposed Reorganization on the future operations and structure of Newco and the Company); or

            (ii) you and the undersigned, after having used reasonable good faith efforts to do so, are unable to reach mutual agreement as to the terms of the New Stockholders Agreement and the amendments to the other Transaction Documents.

            As to paragraph (i) above, (a) Robert Civita, Tevecap, S.A. and Abrilcap Comercio E Participacoes Ltda acknowledge that they have considered the possible effect on them, for Brazilian tax or regulatory purposes, of the Proposed Reorganization and have not identified any such adverse affect on any of them and (b) each of Harpia Holdings Limited, Curupira Holdings Limited and Falcon International Communications, Ltd. acknowledges that, although it has not had an opportunity to fully consider the possible effect on it of the Proposed Reorganization, as of the date hereof it has not identified any adverse effect on it for U.S. tax purposes.

            You agree that, to the extent the Company incurs any costs or expenses in consummating the Proposed Reorganization, you will pay or reimburse the Company for such costs and expenses.

            You agree, by your execution hereof, to reasonably cooperate with the undersigned in connection with the matters referred to herein.

                                            Very truly yours,

                                            HARPIA HOLDINGS LIMITED

                                            By:
                                               ---------------------------------
                                            Name:  Warren R. Leonard
                                            Title:  Director


                                            CURUPIRA HOLDINGS LIMITED


                                            By:
                                               ---------------------------------
                                            Name:  Warren R. Leonard
                                            Title:  Director


                                            ------------------------------------
                                            ROBERT CIVITA

                                            ABRILCAP COMERCIO E PARTICIPACOES
                                            LTDA.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            TEVECAP S.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

            You agree, by your execution hereof, to reasonably cooperate with the undersigned in connection with the matters referred to herein.

                                            Very truly yours,

                                            HARPIA HOLDINGS LIMITED


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            CURUPIRA HOLDINGS LIMITED


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            ------------------------------------
                                            ROBERT CIVITA

                                            ABRILCAP COMERCIO E
                                            PARTICIPACOES LTDA.


                                            By:
                                               ---------------------------------
                                            Name:  Robert Civita /
                                                   Jose Augusto Pinto Moreira
                                            Title: Presidente /
                                                   Director Financeiro


                                            TEVECAP S.A.


                                            By:
                                               ---------------------------------
                                            Name:  Jose Augusto Pinto Moreira /
                                                   Claudio Cesar D'Emilio
                                            Title: Director / Director

                                            FALCON INTERNATIONAL
                                            COMMUNICATIONS LTD.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


Accepted and Agreed:

HEARST/ABC VIDEO SERVICES II

By:  Hearst Brazil Inc., a partner


     By:
        ---------------------------------
        Name:
        Title:


By:  Brazil Cable Investments, Inc., a partner


     By:
        ---------------------------------
        Name:
        Title:

TVA PARTICIPACOES LTDA.

By:  Hearst Brazil Inc., a quotaholder


     By:
        ---------------------------------
        Name:
        Title:

By:  Brazil Cable Investments, Inc., a quotaholder


     By:
        ---------------------------------
        Name:
        Title:

                                            FALCON INTERNATIONAL
                                            COMMUNICATIONS LTD.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


Accepted and Agreed:

HEARST/ABC VIDEO SERVICES II

By:  Hearst Brazil Inc., a partner


     By:
        ---------------------------------
        Name:
        Title:


By:  Brazil Cable Investments, Inc., a partner


     By:
        ---------------------------------
        Name:  Ronald J. Doerfler
        Title: Vice President


TVA PARTICIPACOES LTDA.

By:  Hearst Brazil Inc., a quotaholder


     By:
        ---------------------------------
        Name:
        Title:

By:  Brazil Cable Investments, Inc., a quotaholder


     By:
        ---------------------------------
        Name:  Ronald J. Doerfler
        Title: Vice President

                                            FALCON INTERNATIONAL
                                            COMMUNICATIONS LTD.


                                            By:
                                               ---------------------------------
                                            Name:  Joseph Niehaus
                                            Title: Vice President


Accepted and Agreed:

HEARST/ABC VIDEO SERVICES II

By:  Hearst Brazil Inc., a partner


     By:
        ---------------------------------
        Name:
        Title:


By:  Brazil Cable Investments, Inc., a partner


     By:
        ---------------------------------
        Name:
        Title:


TVA PARTICIPACOES LTDA.

By:  Hearst Brazil Inc., a quotaholder


     By:
        ---------------------------------
        Name:
        Title:

By:  Brazil Cable Investments, Inc., a quotaholder


     By:
        ---------------------------------
        Name:
        Title: